UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): February 19, 2014

ESSENT GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	005-87689	Not Applicable
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House

2 Church Street

Hamilton HM11, Bermuda

(Address of Principal Executive Offices and Zip Code)

(441) 297-9901

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 19, 2014, Essent Group Ltd. (the “Company”) posted an investor presentation to its website (available under the tab entitled “Investors” at www.essentgroup.com) in connection with the conference call to be held today to discuss the Company’s financial results for the quarter and year ended December 31, 2013. A copy of this investor presentation is furnished as Exhibit 99.1 to this report.

The information in this report, including Exhibit 99.1, has been “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section.  The information in this report shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated February 19, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENT GROUP LTD.

	By:	/S/ LAWRENCE E. MCALEE
		Name:	Lawrence E. McAlee
		Title:	Senior Vice President and Chief Financial Officer
Date: February 19, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation, dated February 19, 2014.